Exhibit 10.3

KEANE GROUP, INC.
RESTRICTED STOCK AWARD AGREEMENT
This Restricted Stock Award Agreement (this “Award Agreement”), is made effective as of [●], 20[●] (the “Grant Date”), between Keane Group, Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”).

1.Issuance of Restricted Stock. Subject to the terms and conditions of the Keane Group, Inc. Equity and Incentive Award Plan (the “Plan”) and the additional terms and conditions set forth in this Award Agreement, the Company hereby issues to the Participant [●] shares of Common Stock under the Plan (the “Shares”). The Shares are subject to certain restrictions as set forth in the Plan and this Award Agreement. Until the Participant becomes vested in a share of Restricted Stock, the Shares are referred to herein as “Restricted Stock.”
2.Vesting.
(a)    The Participant shall become vested in the Restricted Stock (but will remain subject to the terms of this Award Agreement and the Plan) with respect to 100% of the Restricted Stock on earliest of: (i) the one-year anniversary of the Grant Date, (ii) the date of the first meeting of the Company's stockholder at which directors will be elected in the calendar year following the calendar year in which the Grant Date occurs, (iii) the date the Participant incurs a Termination without Cause, (iv) the date of the Participant’s death, and (v) the date of a Change in Control (the applicable date, the “Vesting Date”).
(b)    All unvested Restricted Stock shall be forfeited upon the Participant’s Termination prior to the Vesting Date for any reason other than without Cause or due to the Participant’s death.
(c)    For the purposes of this Award Agreement, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
3.Dividend and Voting Rights. Upon the Grant Date, the Participant shall be the record owner of the Restricted Stock unless and until the Shares are forfeited upon the Participant’s Termination, and as record owner, the Participant shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Stock; provided that (a) any cash or in-kind dividends paid with respect to unvested Restricted Stock shall be withheld by the Company and shall be paid to the Participant, without interest, only when, and if, the Participant becomes vested in shares of Restricted Stock becomes vested and (b) the Restricted Stock shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Plan.
4.Certificates. The Company shall recognize the Participant’s ownership of the Restricted Stock through uncertificated book entry, another similar method, or issuance of stock certificates representing the Restricted Stock. Any stock certificates will be registered in the Participant’s name, bear any legend that the Committee deems appropriate to reflect any restrictions on transfer, and be held in custody by the Company or its designated agent until the Participant becomes vested in shares of Restricted Stock.

5.Transferability. The Restricted Stock may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
6.Incorporation by Reference. The terms and provisions of the Plan are incorporated herein by reference, and the Participant hereby acknowledges receiving a copy of the Plan and represents that the Participant is familiar with the terms and provisions thereof. The Participant accepts this Award subject to all the terms and provisions of the Plan. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee, as appropriate, upon any questions arising under the Plan or this Award Agreement. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Award Agreement, the provisions of the Plan shall govern and control.
7.Securities Representations. The Shares are being issued to the Participant and this Award Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:
(a)    The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933 (the “Securities Act”) and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 7;
(b)    The Shares must be held indefinitely by the Participant unless (i) an exemption from the registration requirements of the Securities Act is available for the resale of such Shares or (ii) the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such Shares and the Company is under no obligation to continue in effect a Form S-8 Registration Statement or to otherwise register the resale of the Shares (or to file a “re-offer prospectus”);
(c)    The exemption from registration under Rule 144 will not be available under current law unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.
8.Capitalized Terms. All capitalized terms used, but not defined herein shall have the meaning given such term under the Plan.
9.Captions. The captions in this Award Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.
10.Entire Agreement. This Award Agreement together with the Plan, as either of the foregoing may be amended or supplemented in accordance with their terms, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersedes all prior communications, representations and negotiations in respect thereto.
11.Successors and Assigns. The terms of this Award Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns. The Participant may not assign any of the rights or obligations under the Award Agreement without the prior written consent of the Company. The Company may assign its rights and obligations to another entity which will succeed to all or substantially all of the assets and business of the Company.
12.Amendments and Waivers. Subject to the provisions of the Plan, the provisions of this Award Agreement may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties hereto.
13.Severability. In the event that any provision of this Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Award Agreement, and the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
14.Signature in Counterparts. This Award Agreement may be signed in counterparts, each which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
15.Notices. Any notice required to be given or delivered to the Company under the terms of the Plan or this Award Agreement shall be in writing and addressed to the General Counsel and the Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address listed in the Company’s personnel files or to such other address as the Participant may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by facsimile.
16.Governing Law. This Award Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied.
17.Consent to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at law or equity, arising out of or relating to the Plan, this Award Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action, suit or proceeding. Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts.
18.Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AWARD AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF. THE PARTIES HERETO AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AWARD AGREEMENT AND WOULD NOT ENTER INTO THIS AWARD AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AWARD AGREEMENT.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement as of the first date set forth above.

KEANE GROUP, INC.

By:
Name:
Title:

PARTICIPANT

Name:

[Signature Page to Restricted Stock Agreement]